UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2020

OCULAR THERAPEUTIX, INC.

(Exact Name of Company as Specified in Charter)

Delaware	001-36554	20-5560161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Crosby Drive

Bedford, MA 01730

(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (781) 357-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value per share	OCUL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01. Other Events.

On April 28, 2020, Ocular Therapeutix, Inc. (the “Company”) issued a press release announcing topline results from its third Phase 3 clinical trial evaluating the safety and efficacy of DEXTENZA, the Company’s FDA-approved corticosteroid indicated for the treatment of ocular inflammation and pain following ophthalmic surgery, as a potential treatment for ocular itching associated with allergic conjunctivitis.

The Phase 3 randomized, double-masked, parallel-arm, placebo-controlled clinical trial enrolled 96 subjects and was conducted across 6 sites in the United States using Ora, Inc.’s modified Conjunctival Allergen Challenge (Ora-Cac®) Model. The primary efficacy measure for this trial was ocular itching on day 8 at 3 minutes, 5 minutes and 7 minutes post-challenge and included subjects with seasonal and perennial allergens. The trial’s primary endpoint was ocular itching measured on a subject-reported 5-point scale (0 to 4) at three pre-specified time points on day 8 in the afternoon, 1 week after the insertion of DEXTENZA on day 1. DEXTENZA-treated subjects demonstrated a statistically significant (p-value < 0.0001) change in ocular itching from baseline at all three pre-specified time points (see Table 1 below). An assessment of the secondary endpoint of ocular itching at all other visits (day 7, day 8 (morning), day 8 (afternoon at 10 minutes following exposure), day 14, and day 15 (morning and afternoon)) also showed that DEXTENZA-treated subjects reported lower itching scores than vehicle-treated subjects at 3 minutes, 5 minutes, 7 minutes and 10 minutes post-exposure to the allergen challenge (p-value <.05 for all 21 time points except day 7 at 3 minutes).

Table 1 Primary Efficacy Endpoint Ocular Mean Itching Scores at Day 8 (PM)

	Mean Itch Scores
Challenge Time Points	DEXTENZA Vehicle		Treatment Difference (DEXTENZA-Vehicle)	P Value
3 minutes	1.82	2.67	-0.86	<0.0001
5 minutes	1.73	2.71	-0.98	<0.0001
7 minutes	1.74	2.69	-0.96	<0.0001

Least Squares Means; Population: Intent-to-treat (ITT) + Markov Chain Monte Carlo (MCMC)

DEXTENZA was observed to have a favorable safety profile and be well-tolerated with no serious adverse events observed (ocular and non-ocular). No subjects required rescue medication, and no subjects experienced elevated intraocular pressure. There were 8 ocular treatment emergent adverse events in this trial (2 in the DEXTENZA group and 6 in the vehicle group).

The Company is continuing to assess additional secondary endpoints. Upon completion of this review, the Company intends to request a meeting with the FDA to discuss the potential submission in 2020 of a supplement to its existing new drug application for DEXTENZA to include the treatment of ocular itching associated with allergic conjunctivitis as an additional approved indication.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCULAR THERAPEUTIX, INC.

Date: April 28, 2020	By:	/s/ Donald Notman
Donald Notman
Chief Financial Officer